MARCH 6, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD GLOBAL ALL-ASSET FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2019

AND

HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS DATED MARCH 1, 2019,
AS SUPPLEMENTED MARCH 1, 2019

This Supplement contains new and additional information regarding The Hartford Global All-Asset Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective immediately, under the headings “Management” in the above referenced Summary Prospectus and “The Hartford Global All-Asset Fund Summary Section - Management” in the above referenced Statutory Prospectus the following footnote is added next to Mr. Lynch’s name in the portfolio manager table:

*	Mark T. Lynch announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of June 30, 2019. Accordingly, he will no longer serve as a portfolio manager to the Fund as of June 30, 2019. Mr. Lynch’s portfolio management responsibilities will transition to Brian Garvey prior to his departure.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7469	March 2019